                                                                   Exhibit 10.20

              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

         This Amendment Number Three to Loan and Security Agreement ("Amendment") is entered into as of July __, 2002, by and between Greyhound Lines, Inc., a Delaware corporation ("Borrower"), on the one hand, and the various financial institutions that are or may from time to time become parties to the Agreement referred to below (collectively, the "Lenders" and each individually a "Lender"), and Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent"), on the other hand, in light of the following:

         A. Borrower, Lenders, and Agent have previously entered into that certain Loan and Security Agreement, dated as of October 24, 2000 (as amended or modified, from time to time, the "Agreement").

         B. Borrower, Required Lenders, and Agent desire to amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend and supplement the Agreement as follows:

         1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

         2. AMENDMENTS.

            (a) The definition of "Consolidated Cash Flow" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, to the extent deducted or excluded in calculating Consolidated Net Income for such period, (a) an amount equal to any extraordinary loss plus any net loss realized in connection with an asset sale, (b) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries, (c) Consolidated Interest Expense and (d) depreciation and amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) of such Person and its Restricted Subsidiaries, in each case, on a consolidated basis and determined in accordance with GAAP.

            (b) The definition of "Consolidated Net Worth" in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:


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                  "Consolidated Net Worth" means, with respect to any Person as of any date, the sum of (a) the consolidated equity of the common stockholders of such Person and its consolidated Restricted Subsidiaries as of such date; plus (b) the respective amounts reported on such Person's balance sheet as of such date with respect to any series of preferred stock (other than Disqualified Stock) that by its terms is not entitled to the payment of dividends unless such dividends may be declared and paid only out of net earnings in respect of the year of such declaration and payment, but only to the extent of any cash received by such Person upon issuance of such preferred stock; plus (c) the amount (but in no event more than $30,000,000) by which the consolidated equity described in clause (a) above would be reduced in the event the unfunded accumulated pension obligation of Borrower under the Plans is increased as a result of a Requirement of Law; plus
         (d) in the case of Borrower, the amount of Indebtedness evidenced by, and subordinated to the Obligations by, the Intercompany Agreement; plus (e) the amount (but in no event more than $43,087,000) by which the consolidated equity described in clause (a) above has been reduced as a result of any impairment adjustment that results from Borrower's application of Statement of Financial Accounting Standards No. 142."

         3. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Agent and the Lenders that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier event).

         4. NO DEFAULTS. Borrower hereby affirms to Agent and the Lenders that no Event of Default has occurred and is continuing as of the date hereof.

         5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Agent of a copy of this Amendment executed by Borrower and Required Lenders.

         6. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent's reasonable out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, title insurance endorsement, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

         7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.



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         8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                 FOOTHILL CAPITAL CORPORATION,
                                 as Agent and as a Lender

                                 By:
                                    --------------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                 CONGRESS FINANCIAL CORPORATION,
                                 as a Lender

                                 By:
                                     -------------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                 FLEET CAPITAL CORPORATION,
                                 as a Lender

                                 By:
                                    --------------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                 TRANSAMERICA BUSINESS CAPITAL CORPORATION, as a Lender

                                 By:
                                    --------------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                 GREYHOUND LINES, INC.

                                 By:
                                    --------------------------------------------
                                          Name:    Craig R. Lentzsch
                                          Title:   President and Chief Executive
                                                   Officer


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         Each of the undersigned has executed a Continuing Guaranty in favor of the Lender Group (as defined in each Continuing Guaranty) respecting the obligations of Greyhound Lines, Inc., a Delaware corporation ("Borrower") owing to the Lender Group. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates the Lender Group to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                ATLANTIC GREYHOUND LINES OF VIRGINIA, INC., a Virginia corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chairman of the Board and President
                                           and Chief Executive Officer


                                SISTEMA INTERNACIONAL DE TRANSPORTE DE
                                 AUTOBUSES, INC., a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Cheryl W. Farmer
                                Title:   Senior Vice President and Chief
                                           Financial Officer



                                GLI HOLDING COMPANY,
                                a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer





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
                                TEXAS, NEW MEXICO & OKLAHOMA COACHES, INC., a Delaware corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                VERMONT TRANSIT CO., INC.,
                                a Vermont corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer


                                T.N.M. & O. TOURS, INC.,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                ROCKFORD COACH LINES, L.L.C.,
                                a Delaware limited liability company


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President and Chief Executive Officer


                                ASI ASSOCIATES, INC.,
                                a Hawaii corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   President



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                                CAROLINA COACH COMPANY,
                                a Virginia corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                SEASHORE TRANSPORTATION COMPANY,
                                a North Carolina corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                LSX DELIVERY, L.L.C.,
                                a Delaware limited liability company


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chairman of the Board


                                VALLEY GARAGE COMPANY,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer


                                VALLEY TRANSIT CO., INC.,
                                a Texas corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer





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                                ON TIME DELIVERY SERVICE, INC.,
                                a Minnesota corporation


                                By:
                                   --------------------------------------------
                                Name:    Craig R. Lentzsch
                                Title:   Chief Executive Officer



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